Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended November 2, 2008 of Williams-Sonoma, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Howard Lester, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

By:	/s/ W. Howard Lester
W. Howard Lester
Chief Executive Officer

Date: December 12, 2008